                   LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

                                 PROSPECTUS

                                May 30, 1997


LUTHERAN BROTHERHOOD MID CAP GROWTH FUND ("LB Mid Cap Growth Fund" or the "Fund") seeks to achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations. See page 4.

Lutheran Brotherhood Research Corp. ("LB Research"), an indirect wholly-owned subsidiary of Lutheran Brotherhood, serves as investment adviser for the Fund. Lutheran Brotherhood and LB Research personnel have developed skills in the investment advisory business over the past 26 years, and Lutheran Brotherhood personnel have extensive skill in managing over $11.3 billion of Lutheran Brotherhood assets and had over $8.3 billion in mutual fund assets under management as of May 15, 1997. Lutheran Brotherhood Securities Corp. ("LB Securities") serves as distributor for The Lutheran Brotherhood Family of Funds (or the "LB Family of Funds").


The Fund is a diversified series of The Lutheran Brotherhood Family of Funds (the "Trust"), an open-end management investment company.


This Prospectus sets forth concisely the information a prospective investor ought to know about the Funds before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated May 30, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request by writing LB Securities or by calling toll free (800) 328-4552.


The Securities and Exchange Commission maintains a Web site
(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS
                                                               PAGE

Summary of Fund Expenses
Investment Objectives and Policies
Investment Limitations
Investment Risks
Buying Shares of the Fund
Net Asset Value of Your Shares
Sales Charges
Receiving Your Order
Certificates and Statements
Redeeming Shares
Dividends and Capital Gains
Taxes
IRAs and Other Tax-Deferred Plans
Fund Performance
The Fund and Its Shares
Fund Management
Fund Administration
Description of Debt Ratings
How to Invest
Addresses

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                             SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                              5%
Maximum Sales Charge Imposed on Reinvested Dividends
   (as a percentage of offering price)                              None
Maximum Deferred Sales Charge
   (as a percentage of original purchase price
   or redemption proceeds, as applicable)                           None
Redemption Fees (as a percentage of
   amount redeemed, if applicable)                                  None
Exchange Fees                                                       None

Exchanges of shares of the Lutheran Brotherhood Money Market Fund (the "LB Money Market Fund"), a separate series of the Trust, for shares of the LB Mid Cap Growth Fund incur the normal sales charge for shares of the LB Mid Cap Growth Fund, unless the LB Money Market Fund shares were previously acquired through an exchange of shares from the LB Mid Cap Growth Fund or another fund in The Lutheran Brotherhood Family of Funds for which a sales charge was previously paid. Sales charges vary from 0% to 5% of the public offering price, depending upon the amount of your investment. For a complete description of sales charges, see "Sales Charges".

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)


Management Fees                                    0.70%
12b-1 Fees                                         None
Other Expenses (after fee waiver)                  1.25% **
                                                   -----
Total Fund Operating Expenses (after fee waiver)   1.95%
                                                   ======

* Based on estimates of average net assets and other expenses for the fiscal period ending October 31, 1997.

**  Following waiver of other expenses, as described below.


EXAMPLE:
You would pay the following expenses on a $1,000 investment assuming
   (1) 5% annual return and
   (2) redemption at the end of
       each time period:

                                    1 Year      3 Years
                                    -------     -------

LB Mid Cap Growth Fund               $69         $108

THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE RETURN OR EXPENSES. ACTUAL RETURN OR EXPENSES MAY BE GREATER OR LESS THAN SHOWN. THE EXAMPLE ASSUMES THAT THE CURRENT WAIVER OF ADVISORY FEES WILL REMAIN IN EFFECT.

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. [BEGIN BOLDFACE] ACTUAL EXPENSE LEVELS FOR THE CURRENT AND FUTURE YEARS MAY VARY FROM THE AMOUNTS SHOWN. [END BOLDFACE] The table does not reflect charges for optional services elected by certain shareholders. For more complete information and descriptions of various costs and expenses, see "Sales Charges" and "Fund Administration".


LB Research has agreed to limit the LB Mid Gap Growth Fund's other expenses to an annual rate of 1.95% of its average net assets by means of a voluntary waiver of other expenses. Other Expenses and Total Fund Operating Expenses for LB Mid Gap Growth Fund for the fiscal period ending October 31, 1997 would be 2.54% and 3.24%, respectively, of average net assets of the Fund without the partial waiver of other expenses, which is estimated to amount to 1.29% of average net assets of the Fund. This partial waiver of other expenses is voluntary and may be discontinued at any time after the conclusion of the Fund's first full fiscal year.



                     INVESTMENT OBJECTIVES AND POLICIES

The LB Mid Cap Growth Fund has a separate investment objective and investment policies for the pursuit of that objective. The investment objective of the Fund is fundamental and may not be changed without the approval of shareholders of the Fund. Except as otherwise indicated in this Prospectus, the investment policies of the Fund may be changed from time to time by the Board of Trustees of the Trust. There is no assurance that the Fund will achieve its investment objective, but it will strive to do so by following the policies set forth below.

The investment objective of the LB Mid Cap Growth Fund is to achieve long term growth of capital.

The Fund will pursue its objective by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations. LB Research defines companies with medium market capitalizations ("mid cap companies") as companies with capitalizations ranging from $1 billion to $5 billion at the time of the Fund's investment. The Fund will seek to invest in companies that have a track record of earnings growth or the potential for continued above average growth. The Fund will normally invest at least 65% of its total assets in common stocks of mid cap companies. LB Research will use both fundamental and technical investment research techniques to seek out these companies.

The stocks that the Fund invests in may be traded on national exchanges or in the over-the-counter market ("OTC"). There will be no limit on the proportion of the Fund's investment portfolio that may consist of OTC stocks.

Many mid cap companies have lower daily trading volume in their stocks and less overall liquidity than larger, more well established companies. The common stocks of such companies may have greater price volatility than the stocks of other larger companies. For a description of these and other risks associated with investments in such companies, see "Investment Risks _ LB Mid Cap Growth Fund Investment Risks".

The Fund may also invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's), common stocks of companies falling outside the medium market capitalization range, and other debt or equity securities. In addition, the Fund may invest in U.S. Government securities or cash. The Fund will not use any minimum level of credit quality. At no time will the Fund invest more than 5% of its net assets in debt obligations. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's), or below "BBB", as rated by Standard & Poor's Corporation ("S&P"). For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade (sometimes referred to as "high yield" or "junk bonds") are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

The Fund may dispose of securities held for a short period if the Fund's investment adviser believes such disposition to be advisable. While LB Research does not intend to select portfolio securities for the specific purpose of trading them within a short period of time, LB Research does intend to use an active method of management which will result in the sale of some securities after a relatively brief holding period. This method of management necessarily results in higher cost to the Fund due to the fees associated with portfolio securities transactions. A higher portfolio turnover rate may also result in taxes on realized capital gains to be borne by shareholders. However, it is LB Research's belief that this method of management can produce added value to the Fund and its shareholders that exceeds the additional costs of such transactions. The annual portfolio turnover rate of the Fund is generally expected not to exceed 100%. See "Taxes". For more information on other investment policies of the Fund, see "Additional Investment Practices" below.

ADDITIONAL INVESTMENT PRACTICES

The Fund may purchase the following securities or may engage in the following transactions.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell for later delivery U.S. Government obligations at an agreed upon price and rate of interest. The Fund or its custodian will take possession of the obligations subject to a repurchase agreement. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller's agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by LB Research to be creditworthy.

REVERSE REPURCHASE AGREEMENTS

The Fund also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, with an agreement that at a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not assure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. Reverse repurchase agreements entail additional risks such as the incurring of interest expenses and fluctuations in the Fund's net asset value.


The Fund will engage in reverse repurchase agreements which are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. The Fund will not engage in reverse repurchase agreements if, as a result, more than one-third of its assets would be engaged in such transactions or other forms of borrowing. The Fund will not purchase portfolio securities if the total of reverse repurchase agreements and other forms of borrowing exceeds 5% of the Fund's total assets.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Fund with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, cash, cash equivalents or high grade debt obligations of a dollar amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled.

LENDING SECURITIES

Consistent with applicable regulatory requirements, the Fund may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, or irrevocable standby letters of credit in an amount at all times equal to at least the market value, determined daily, of the loaned securities plus the accrued interest and dividends. For the period during which the securities are on loan, the Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

The Fund will not lend securities to broker-dealers affiliated with LB Research or any sub-advisor to any of the funds in The Lutheran Brotherhood Family of Funds. LB Research believes that this limitation will not affect the Fund's ability to maximize its securities lending opportunities. The Fund may not lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

PUT AND CALL OPTIONS

SELLING ("WRITING") COVERED CALL OPTIONS: The Fund may from time to time sell ("WRITE") covered call options on any portion of its portfolio as a hedge to provide partial protection against adverse movements in prices of securities in the Fund and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined ("strike") price. As the writer of a call option, the Fund assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. The Fund will only write "covered" call options, meaning that the Fund will own the security subject to the option in its portfolio.

If the price of a security hedged by a call option falls below or remains below the strike price of the option, the Fund will generally not be called upon to deliver the security. The Fund will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Fund will generally be called upon to deliver the security. In this event, the Fund limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

BUYING CALL OPTIONS: The Fund may also from time to time purchase call options on securities in which the Fund may invest. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities which the Fund intends to purchase. In purchasing a call option, the Fund would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. The Fund would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

BUYING PUT OPTIONS: The Fund may from time to time purchase put options on any portion of its portfolio. A put option gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined ("strike") price. The Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Fund. In purchasing a put option, the Fund would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. The Fund would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

SELLING PUT OPTIONS: The Fund may not sell put options.

INDEX OPTIONS: As part of its options transactions, The Fund may also purchase and sell call options and purchase put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

CLOSING TRANSACTIONS: The Fund may dispose of options which they have written by entering into "closing purchase transactions". The Fund may dispose of options which they have purchased by entering into "closing sale transactions". A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

The Fund realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Fund realizes a loss if the premium paid is more than the premium received. The Fund may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

The Fund realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. The Fund realizes a loss if the premium received is less than the premium paid.

SPREADS AND STRADDLES: The Fund may also engage in "straddle" and "spread" transactions in order to enhance return, which is a speculative, non-hedging purpose. A straddle is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A spread is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by the Fund will depend on LB Research's perception of anticipated market movements.

NEGOTIATED TRANSACTIONS: The Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, the Fund may purchase and sell options in negotiated transactions. The Fund effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by LB Research. Despite LB Research's best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Prospectus entitled, "Risks of Transactions in Options and Futures". Options written or purchased by the Fund in negotiated transactions are illiquid and there is no assurance that the Fund will be able to effect a closing purchase or closing sale transaction at a time when LB Research believes it would be advantageous to do so. In the event the Fund is unable to effect a closing transaction with the holder of a call option written by the Fund, the Fund may not sell the security underlying the option until the call written by the Fund expires or is exercised. The underlying securities on such transactions will also be considered illiquid and are subject to the Fund's 15% illiquid securities limitations.

LIMITATIONS: The Fund will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased and held by the Fund would exceed 5% of the market value of the Fund's total assets. The Fund will not write any option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 30% of the market value of the Fund's total assets.

FINANCIAL FUTURES AND OPTIONS ON FUTURES

SELLING FUTURES CONTRACTS: The Fund may sell financial futures contracts ("futures contracts") as a hedge against adverse movements in the prices of securities in the Fund. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills, government mortgage-backed securities; corporate and municipal bond indices; and stock indices. A futures contract sale creates an obligation for the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. In selling a futures contract, the Fund would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Fund. The Fund would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Fund. Futures contracts have been designed by and are traded on boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

When the Fund sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called "margin" by commodities exchanges and brokers.

The payment of "margin" in these transactions is different than purchasing securities "on margin". In purchasing securities "on margin" an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of "margin" involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between the Fund and its broker, but rather is a "good faith deposit" by the Fund to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, the Fund will receive or pay "variation margin" equal to the daily change in the value of the position held by the Fund.

BUYING FUTURES CONTRACTS: The Fund may also purchase financial futures contracts as a hedge against adverse movements in the prices of securities which they intend to purchase. A futures contract purchase creates an obligation by the Fund, as buyer, to take delivery of the specific type of instrument called for in the contract at a specified future time for a specified price. In purchasing a futures contract, the Fund would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities which the Fund intends to purchase. the Fund would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities which the Fund intends to purchase.

OPTIONS ON FUTURES CONTRACTS: The Fund may also sell ("write") covered call options on futures contracts and purchase put and call options on futures contracts in connection with hedging strategies. The Fund may not sell put options on futures contracts. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities which the Fund intends to purchase.

LIMITATIONS: The Fund may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. The Fund will not enter into a futures contract or purchase or sell related options if immediately thereafter (a) the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund's total assets or (b) the sum of the then aggregate value of open futures contracts sales, the aggregate purchase prices under open futures contract purchases, and the aggregate value of futures contracts subject to outstanding options would exceed 30% of the market value of the Fund's total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, the Fund will maintain cash or cash equivalents, less any related margin deposits, in an amount equal to the market value of such contracts. "Cash and cash equivalents" may include cash, government securities, or liquid high quality debt obligations.

HYBRID INVESTMENTS

As part of its investment program and to maintain greater flexibility, the Fund may invest in hybrid instruments (a potentially high risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. The Fund does not expect to hold more than 5% of its total assets in hybrid instruments. For a discussion of hybrid investments and the risks involved therein, see the Fund's Statement of Additional Information under "Additional Information Concerning Certain Investment Techniques".

RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES

There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Fund's hedging strategy unsuccessful and could result in losses. The loss from investing in certain futures transactions is potentially unlimited.

There is a risk that LB Research could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case the Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause the Fund's return to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on the expense of hedging and LB Research's accuracy in predicting the future changes in interest rate levels and securities price movements.

The Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges the Fund may purchase and sell options in negotiated transactions. When the Fund uses negotiated options transactions it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market. There is nonetheless no assurance that a liquid secondary market such as an exchange or board of trade will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, the Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, the Fund could lose all or part of benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

The Fund intends to continue to meet the requirements of federal law to be treated as a regulated investment company. One of these requirements is that the Fund realize less than 30% of its annual gross income from the sale of securities held for less than three months. Accordingly, the extent to which the Fund may engage in futures contracts and related options may be materially limited by this 30% test. Options activities of the Fund may increase the amount of gains from the sale of securities held for less than three months, because gains from the expiration of, or from closing transactions with respect to, call options written by the Fund will be treated as short-term gains and because the exercise of call options written by the Fund would cause it to sell the underlying securities before it otherwise might.

Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, the Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may hold up to 100% of their assets in cash or short-term debt securities for temporary defensive position when, in the opinion of LB Research such a position is more likely to provide protection against unfavorable market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, Eurodollar certificates of deposit, commercial paper and banker's acceptances issued by domestic and foreign corporations and banks. When investing in short-term money market obligations for temporary defensive purposes, the Fund will invest only in securities rated at the time of purchase Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, F-1 or F-2 by Fitch Investors Service, Inc., or unrated instruments that are determined by LB Research to be of a comparable level of quality. When the Fund adopts a temporary defensive position its investment objective may not be achieved.


                          INVESTMENT LIMITATIONS

In seeking to lessen investment risk, the Fund operates under certain investment restrictions. The restrictions in the following paragraphs may not be changed with respect to the Fund except by a vote of a majority of the outstanding voting securities of the Fund.

The Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the Investment Company Act of 1940) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of its total assets invested in the securities of such issuer. The Fund may not invest in a security if the transaction would result in 25% or more of the Fund's total assets being invested in any one industry.

The Fund may borrow (through reverse repurchase agreements or otherwise) up to one-third of its total assets. If the Fund borrows money its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. If borrowings, including reverse repurchase agreements, exceed 5% of the Fund's total assets, it will not purchase portfolio securities.

For further information on these and other investment restrictions, including nonfundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.


                             INVESTMENT RISKS

Special risks are associated with investments in the Fund, beyond the standard level of risks identified elsewhere in this prospectus. These risks are described below. An investor should take into account his or her investment objectives and ability to absorb a loss or decline in his or her investment when considering an investment in the Fund. Investors in the Fund assume a risk of loss that is greater than that of certain other types of funds, and should not consider an investment in the Fund to be a complete investment program.

Stocks in mid cap companies entail greater risk than the stocks of larger, well-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Also, mid cap companies usually reinvest a high portion of their earnings in their own businesses and therefore lack a predictable dividend yield. Since investors frequently buy these stocks because of their expected above average earnings growth, earnings levels that fail to meet expectations often result in sharp price declines of such stocks.

In addition, in many instances, the frequency and volume of trading of mid cap companies is substantially less than is typical of larger companies. Therefore, the securities of such companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the over-the-counter market typically are larger than the spreads for more actively-traded companies. As a result, the Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of such securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger more established companies.


                          BUYING SHARES OF THE FUND

INITIAL PURCHASES

The Fund is one of a family of mutual funds offering investment opportunities to members of Lutheran Brotherhood and to Lutheran church organizations, trusts, and employee benefit plans. Lutheran Brotherhood membership is open to any person who is (1) baptized in the Christian faith or affiliated with a Lutheran church organization and (2) professes to be a Lutheran, or to any non-Lutheran who is a spouse, dependent child, or grandchild of a member or qualified proposed member.

To make your first purchase of shares of the Fund:

*  complete and sign an application included in this booklet;
*  enclose a check made payable to the Fund; and
* mail your application and check to Lutheran Brotherhood Securities Corp., 625 Fourth Avenue S., Minneapolis, MN 55415.

SUBSEQUENT PURCHASES

To purchase additional shares of the Fund, send a check payable to the Fund to LB Securities together with a completed To Invest By Mail form. You may also buy additional Fund shares through:

*  your LB Securities representative;
* the Systematic Investment Plan (SIP), under which you authorize automatic monthly payments to the Fund from your checking account;
*  the automatic Payroll Deduction Plan;
*  Invest-by-Phone; or
*  Federal Reserve or bank wire.

INVEST-BY-PHONE


The Fund's Invest-by-Phone service allows you to telephone LB Securities to request the purchase of Fund shares. You must first complete an Account Features Request permitting LB Securities to accept your telephoned requests. When LB Securities receives your telephoned request, it will draw funds directly from your preauthorized bank account at a commercial or savings bank or credit union. The bank or credit union must be a member of the Automated Clearing House system. To use this service, you may call 800-328-4552 before 4:00 p.m. (Eastern time). Funds will be withdrawn from your bank or credit union account and shares will be purchased for you at the price next calculated by the Fund after receipt of funds from your bank. This service may also be used to redeem shares. See "Redeeming Shares."


FEDERAL RESERVE OR BANK WIRE

You may purchase shares by Federal Reserve or bank wire directly to Norwest Bank Minnesota, N.A. This method will result in a more rapid investment in Fund shares. To wire Funds:


  Notify LB Securities of a pending wire, call: (800) 328-4552

  Wire to:     Norwest Bank of Minneapolis, NA
                     Norwest Bank
                     6th Street and Marquette Avenue
                     Minneapolis, MN  55479
  ABA Routing #:     091000019
  Account #:         00-003-156
  Account Name:      Lutheran Brotherhood Securities Corp.
  Use text message to indicate:
     Transfer for - shareholder name(s), fund and account number, LB Representative name and number.

Your LB Securities representative can explain any of these investment plans.

MINIMUM INVESTMENTS REQUIRED

Minimum investments required for the Fund are $500 for an initial purchase and $50 for additional purchases. An initial purchase of $50 is permitted for tax-deferred retirement plans, Systematic Investment plans, and payroll deduction plans.

EXCHANGING SHARES BETWEEN FUNDS

You may exchange at relative net asset value shares of the Fund for any of the other funds in the Lutheran Brotherhood Family of Funds (the "Funds" or "LB Funds"), including LB Opportunity Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, LB Municipal Bond Fund, and LB Money Market Fund.

Shares of the LB Money Market Fund acquired in exchanges for shares of other Funds for which a sales charge was previously paid, including shares of that Fund acquired by reinvestment of dividends and held in the LB Money Market Fund may be re-exchanged at relative net asset value for shares of the Fund or any of the other LB Funds. Shares of the LB Money Market Fund not acquired in such an exchange may be exchanged at relative net asset value plus the applicable sales charge for shares of the Fund. Each exchange constitutes a sale of shares requiring the calculation of a capital gain or loss for tax reporting purposes. To obtain an exchange form or to receive more information about making exchanges between Funds, contact your LB Securities representative. This exchange offer may be modified or terminated in the future. If the exchange offer is materially modified or terminated, you will receive at least 60 days prior notice.

TELEPHONE EXCHANGES


You may make the type of exchanges between Funds described above by telephone unless otherwise indicated on the account application. You may make an unlimited number of telephone exchanges. Telephone exchanges must be for a minimum amount of $500. Telephone exchanges may be made into new or existing accounts of the Funds, including the LB Money Market Fund, and all accounts involved in telephone exchanges must have the same ownership registration. To request a telephone exchange, call toll-free (800) 328-4552. The Fund reserves the right to refuse a wire or telephone redemption or exchange if it is reasonably believed to be unauthorized. Procedures for redeeming or exchanging Fund shares by wire or telephone may be modified or terminated at any time by the Fund. When requesting a redemption or exchange by telephone, shareholders should have available the correct account registration and account number or tax identification number. All telephone redemptions and exchanges are recorded and written confirmations are subsequently mailed to an address of record. Neither the Fund nor LB Securities will be liable for following redemption or exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund and LB Securities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or LB Securities may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures.


WHAT YOUR SHARES WILL COST

The offering price of the Fund is the next determined net asset value (which will fluctuate) plus any applicable sales charge.


                       NET ASSET VALUE OF YOUR SHARES

The net asset value for the Fund varies with the value of its investments. The Fund determines its net asset value by adding the value of its portfolio securities to all other Fund assets, subtracting the Fund's liabilities, and dividing the result by the number of shares outstanding. The Fund determines its net asset value on each day the New York Stock Exchange is open for business, or any other day as required under the rules of the Securities and Exchange Commission. The calculation is made as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m. Eastern time) after the Fund has declared any applicable dividends.


                               SALES CHARGES

Sales charges apply to purchases of the Fund. These sales charges vary from 0% to 5% of the offering price, depending upon the amount purchased, including the value of existing investments. The larger your purchase, the smaller the sales charge. Offering prices in this table apply to purchases by an individual or by an individual together with spouse and children under the age of 21.




                                             SALES CHARGE           SALES CHARGE
                                                 AS A                   AS A
                                            PERCENTAGE OF           PERCENTAGE OF
AMOUNT INVESTED                             OFFERING PRICE         AMOUNT INVESTED
-----------------------------------------------------------------------------------
$500,000 or more                                  0%                     0%
$250,000 and above but less than $500,000         1%                     1%
$100,000 and above but less than $250,000         2%                     2%
$50,000 and above but less than $100,000          3%                   3.1%
$25,000 and above but less than $50,000           4%                   4.2%
$15,000 and above but less than $25,000         4.5%                   4.7%
Less than $15,000                                 5%                   5.3%




EXCHANGING SHARES

If you already paid a sales charge on your shares, you may exchange shares between Funds without paying additional sales charges.

REDUCTION IN SALES CHARGES

Ways to reduce the sales charge include:

CUMULATIVE DISCOUNT: All current holdings of shares of LB Mid Cap Fund, LB Opportunity Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, LB Municipal Bond Fund, or LB Money Market Fund will be aggregated to permit you to enjoy any sales charge reduction allowed for larger sales. The Funds will combine purchases, including the value of existing investments, made by you, your spouse and your children under age 21 when it calculates your sales charge. In addition, reduced sales charges are available for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. You must inform LB Securities that you qualify for this discount.

REINVESTMENT OF DIVIDENDS: Shares purchased by automatic reinvestment of dividends will not be subject to any sales charges.

THIRTEEN-MONTH LETTER OF INTENT: If you intend to accumulate $15,000 or more, including the value of existing investments, in one or more of the Funds within the next 13 months, you may sign a letter of intent and receive a reduced sales charge on your share purchases.

REINVESTMENT UPON REDEMPTION: If you redeem any or all of your LB Mid Cap Growth Fund, LB Opportunity Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, or LB Municipal Bond Fund shares or received cash dividends from one of the Funds, you may reinvest the amount in any of these seven Funds without paying a sales charge. You must make your reinvestment within 30 days after redeeming your shares.

FUNDS FROM LUTHERAN BROTHERHOOD AND OTHER LIFE INSURANCE AND ANNUITIES: If Fund shares are purchased with lump sum proceeds (does not apply to period payments) that are payable in the form of death benefits from any life insurance or annuity contract, insured endowment benefits, or matured annuity benefits issued by Lutheran Brotherhood, and are purchased within 90 days of the issuance of such benefits, the sales charge for such shares will be reduced to one-half of the usual charge for such a purchase. If additional shares are also purchased with benefits payable under similar contracts or policies of other insurance companies, and such benefits have become payable as a result of the same occurrence for which the Lutheran Brotherhood benefits became payable, the sales charge for such additional purchase will also be reduced to one-half of the usual charge for such a purchase. To qualify for the reduction in sales charge, either such purchase must be made within 90 days of the date that such benefits were issued.

PURCHASES BY TAX-EXEMPT ORGANIZATIONS: Fund shares are available at one-half of the regular sales charge if purchased by organizations qualifying for tax-exemption under Sections 501(c)(3) and 501(c)(13) of the Internal Revenue Code. Section 501(c)(3) generally would include organizations such as community chests, churches, universities and colleges, libraries and other foundations or organizations operated exclusively for charitable purposes. Section 501(c)(13) would generally include companies such as cemetery companies and other companies owned and operated exclusively for the benefit of their members and also includes not-for-profit companies.


                             RECEIVING YOUR ORDER

Shares of the Fund are issued on days on which the New York Stock Exchange is open. The net asset value of the shares you are buying will be determined at the close of the regular trading session of the New York Stock Exchange after your order is received.

Your order will be considered received when your check or other payment is received in good order by the home office of LB Securities. The Funds reserve the right to reject any purchase request.


                          CERTIFICATES AND STATEMENTS

As transfer agent for the Fund, LB Securities will maintain a share account for you. Share certificates will not be issued. Systematic Investment Plan, Systematic Withdrawal Plan and Systematic Exchange Plan transactions, as well as dividend transactions (including dividends reinvested to other Funds) will be confirmed on the quarterly consolidated statement. All transactions will be reported as they occur.


                                 REDEEMING SHARES

One of the advantages of owning shares in The Lutheran Brotherhood Family of Funds is the rapid access you have to your investment. Once your request for redemption has been received at the home office of LB Securities, your shares will be redeemed at the next computed net asset value on any day on which the New York Stock Exchange is open for business, or any other day as required under the rules of the Securities and Exchange Commission. That net asset value may be more or less than the net asset value at the time you bought the shares. You may redeem your shares at any time you choose. The redemption method you choose will determine exactly when you will receive your funds.

All eight Lutheran Brotherhood Funds allow you to redeem your shares:

*  in writing;
*  through Redeem-by-Phone; or
*  through the Fund's Systematic Withdrawal Plan.

WRITTEN REQUESTS

To redeem all or some of your shares, send a written request to:

    Lutheran Brotherhood Securities Corp.
    625 Fourth Avenue South
    Minneapolis, Minnesota 55415

YOUR SIGNATURE:  Your signature on the redemption request must be guaranteed by:

*  a trust company or commercial bank;
*  a savings association;
*  a credit union; or
*  a securities broker, dealer, exchange, association, or clearing agency.

The Fund will not accept signatures that are notarized by a notary public.

RECEIVING YOUR CHECK: Normally, the Fund will mail you a check within one business day after it receives a proper redemption request, but in no event more than three days, unless the Fund has not received payment for the shares to be redeemed. (See "Redemption before Purchase Instruments Clear.")

REDEEM BY PHONE

If you have completed an Account Features Request, you may redeem shares with a net asset value of at least $1,000 and have them transmitted electronically to your commercial bank by the second business day after your redemption request. This feature is NOT available on IRA or other Tax Deferred Plans.

SYSTEMATIC WITHDRAWAL

Shareholders owning or buying shares with a net asset value of at least $5,000 may order automatic monthly, quarterly, semiannual or annual redemptions in any amount. The proceeds will be sent to the shareholder or other designated payee, or may be deposited in the shareholder's commercial bank, savings bank or credit union.

Income dividends and capital gains distributions will continue to be reinvested in additional Fund shares. Shares will be redeemed as necessary to make automatic payments to the shareholder.

You may, at any time, elect to have Federal income taxes withheld from your IRA or TSCA distributions, or change the amount currently being withheld. To make the election, please complete and return a Redemption form, or the Systematic Withdrawal section or the IRA/TSCA Distributions section of the Account Features Application which includes the IRS required Substitute W4P.

Shareholders who are making automatic withdrawals ordinarily should not purchase Fund shares, but rather should terminate withdrawals in order to avoid sales charges.

DIVIDENDS ON REDEMPTION

If you redeem all your shares, the redemption proceeds will include all dividends to which you have become entitled since they were last paid.

REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

If you redeem shares purchased by check before State Street Bank has collected your payment for such shares, State Street Bank reserves the right to hold payment on such redemption until it is reasonably satisfied that the investment has been collected (which could take up to 15 days from the purchase date).

UNDELIVERABLE MAIL

If mail from LB Securities to a shareholder is returned as undeliverable on two or more consecutive occasions, LB Securities will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be held in escrow by LB Securities until LB Securities receives notification of the shareholder's correct mailing address or until it becomes escheatable under the applicable state law.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account if the net asset value of shares in the account falls below a certain minimum. The required minimum net asset value for share accounts is $500.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 60 days to purchase additional shares. Shares will not be redeemed if the account's value drops below the minimum only because of market fluctuations.

BACKUP WITHHOLDING

When you sign your account application you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failure to report income to the IRS. If you violate IRS regulations, the IRS can generally require the Funds to withhold 31% of your taxable distributions and redemptions.

FOR MORE INFORMATION

For more information about the Fund or your shares, see your LB Securities representative or call toll-free:


*  (800) 328-4552



                         DIVIDENDS AND CAPITAL GAINS

DIVIDENDS

The Fund declares and pays dividends from net income annually. The Fund declares and pays dividends annually in years that it has accumulated enough net income to require the payment of a dividend. Unless you ask to receive all or a portion of your dividends in cash, they will automatically be reinvested in shares of the Fund. You may also choose to have your dividends reinvested into an existing account in another Fund within The Lutheran Brotherhood Family of Funds. On the dividend payable date, your dividend will be invested in the designated Fund account at net asset value. In order to receive your dividends in cash, you must notify LB Securities in writing or indicate this choice in the appropriate place on your account application. Your request to receive all or a portion of your dividends and other distributions in cash must be received by LB Securities at least ten days before the record date of the dividend or other distribution.

CAPITAL GAINS

The Fund distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.

STATEMENTS

You will receive quarterly statements of dividends and capital gains paid the previous quarter.


                                      TAXES

FUND'S TAX STATUS

The Fund expects to pay no federal income tax because it intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

SHAREHOLDERS' TAX POSITION

You will be required to pay federal income tax on any dividends and other distribution that you receive. This applies whether you receive dividends or distributions in cash or as additional shares. To the extent the Fund earns interest from U.S. Government obligations, a number of states may allow pass-through treatment and permit a shareholder to exclude a portion of their dividends from state income tax. For corporate shareholders, dividends paid to shareholders may qualify for the 70% dividends received deduction to the extent the Fund earns dividend income from domestic corporations. The Fund will mail annually to each shareholder advice as to the tax status of each year's dividends and distributions.

Under current tax law, distributions by the Fund representing short-term and long-term capital gains are included in shareholders' gross income for tax purposes. Distributions representing net long-term capital gains realized by the Fund will be taxable to a shareholder as long-term capital gains no matter how long the shareholder may have held the shares.


                        IRAs AND OTHER TAX-DEFERRED PLANS

Shares of the Fund may be selected as investments for Individual Retirement Accounts ("IRA"), the qualified Lutheran Brotherhood prototype plans for the self-employed, qualified pension and profit-sharing plans and tax-sheltered custodial accounts (403(b) plans or "TSCA"). There are additional fees and procedural requirements for such plans. See your LB Securities registered representative for more details.


                              FUND PERFORMANCE

From time to time, quotations of the Fund's performance in terms of yield or total return may be included in advertisements, sales literature, or shareholder reports. All performance figures are based on historical results and are not intended to indicate future performance. "Total returns" are based on the change in value of an investment in the Fund for a specified period. "Average annual total return" is the average annual compounded rate of return of an investment in the Fund at the maximum public offering price, if applicable, assuming the investment has been held for one year, five years and ten years as of a stated ending date. (If the Fund has not been in operation for at least ten years, the life of the Fund will be used where applicable.) Average annual return quotations assume a constant rate of growth. Actual performance fluctuates and will vary from the quoted results for periods of time within the quoted periods. "Cumulative total return" represents the cumulative change in value of an investment in a Fund over a stated period. Average annual total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account. These calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund.

The average annual total return and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees. Where sale charges are not applicable and therefore not taken into account in the calculation of average annual total return and yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses will also increase performance results.

The Fund's performance reported from time to time in advertisements and sales literature may be compared to generally accepted indices or analyses such as those provided by Lipper Analytical Service, Inc., Standard & Poor's and Dow Jones. Performance ratings reported periodically in financial publications such as "Money Magazine", "Forbes", "Business Week", "Fortune", "Financial Planning" and the "Wall Street" Journal will be used.


                             THE FUND AND ITS SHARES

All the Funds in the Lutheran Brotherhood Family of Funds, except the LB Mid Cap Growth Fund and the LB World Growth Fund, were organized in 1993 as series of The Lutheran Brotherhood Family of Funds, a Delaware business trust. Each of the Funds except the LB Mid Cap Growth Fund and the LB World Growth Fund is the successor to a fund of the same name that previously operated as a separate corporation or trust pursuant to a reorganization that was effective as of November 1, 1993. The LB Mid Cap Growth Fund and the LB World Growth Fund began operating as series of the Lutheran Brotherhood Family of Funds on May 30, 1997, and September 5, 1995, respectively. The fiscal year end of the Trust and each Fund is October 31.

The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

Shares of a Fund have equal dividend, redemption and liquidation rights and when issued are fully paid and nonassessable by the Trust. Each share has one vote (with proportionate voting for fractional shares) irrespective of net asset value. On matters affecting any particular Fund shares of that Fund vote separately from shares of other series of the Trust, except as otherwise required by law.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Investment Company Act of 1940. The Trustees may fill vacancies on the Board or appoint new Trustees provided that immediately after such action at least two-thirds of the Trustees have been elected by shareholders. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares or by three-fourths of the Trustees; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, the relevant Fund or Funds will assist shareholders in shareholder communications.


                              FUND MANAGEMENT

BOARD OF TRUSTEES

The Board of Trustees of the Trust is responsible for the management and supervision of the Fund's business affairs and for exercising all powers except those reserved to the shareholders.

INVESTMENT ADVISER

Investment decisions for the Fund are made by LB Research, subject to the overall direction of the Board of Trustees. LB Research provides investment research and supervision of the Fund's investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of the Fund's assets. LB Research assumes the expense of providing the personnel to perform its advisory functions. LB Research also serves as investment adviser to the other funds in The Lutheran Brotherhood Family of Funds, assisted by an investment sub-advisor for the LB World Growth Fund only. Lutheran Brotherhood, the indirect parent company of LB Research, also serves as the investment adviser for LB Series Fund, Inc.

Brian Thorkelson, Assistant Vice President of LB Research, serves as the portfolio manager of LB Mid Cap Growth Fund. Mr. Thorkelson has been with LB Research since 1989, previously serving as a securities analyst for LB Research and Lutheran Brotherhood.

LB Research personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

LB Research receives an annual investment advisory fee from the Fund. The Fund pays an advisory fee equal to .70% of average daily net assets up to $100 million, .65% of average daily net assets over $100 million but not over $250 million, .60% of average daily net assets over $250 million but not over $500 million, .55% of average daily net assets over $500 million but not over $1 billion, and .50% of average daily net assets over $1 billion.

LB Research has voluntarily agreed to waive a portion of the advisory fees payable by the LB Mid Cap Growth Fund so that total expenses for the Fund does not exceed 1.95% of the Fund's average daily net assets. These voluntary partial waiver of advisory fees may be discontinued at any time.


                               FUND ADMINISTRATION

ADMINISTRATIVE SERVICES

LB Securities, the Fund's distributor, provides administrative personnel and services necessary to operate the Fund on a daily basis at for a fee equal to 0.02 percent of the Fund's average daily net assets.

CUSTODIAN

State Street Bank and Trust Company ("State Street Bank") is custodian of the Fund's cash and securities.

TRANSFER AGENT

LB Securities serves as transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP is the independent accountants for the Fund.


                           DESCRIPTION OF DEBT RATINGS

Moody's Investors Service, Inc. describes grades of corporate debt securities and "Prime-1" and "Prime-2" commercial paper as follows:

BONDS:

Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Bonds which are rated Baa are considered as medium grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C     Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


COMMERCIAL PAPER:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

*  Leading market positions in well-established industries.
*  High rates of return of funds employed.
* Conservative capitalization structures with moderate reliance on debt and ample asset protection.
* Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
* Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation describes grades of corporate debt securities and "A" commercial paper as follows:

BONDS:

AAA    An obligation rated 'AAA' has the highest rating assigned by Standard
& Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA    An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A    An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB    An obligation rated 'BBB' exhibits ADEQUATE protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB    An obligation rated 'BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B    An obligation rated 'B' is MORE  VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC    An obligation rated 'CCC' is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C    The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D    An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-):   The ratings from 'AA' to 'CCC' may be modified by
the addition of a plus or minus sign to show relative standing within the major rating categories.

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Short-Term Issue Credit Ratings

A-1   A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2    A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3    A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B    A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C    A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                                 HOW TO INVEST

*  Complete and sign the General Application
*  Enclose a check made payable to the Lutheran Brotherhood Mid Cap Growth
   Fund
*  Mail your application and check to:
   Lutheran Brotherhood Securities Corp.
   625 Fourth Avenue South
   Minneapolis, Minnesota 55415


                                        ADDRESSES

Lutheran Brotherhood
Lutheran Brotherhood Research Corp.
Lutheran Brotherhood Securities Corp.
The Lutheran Brotherhood Family of Funds
625 Fourth Avenue South
Minneapolis, Minnesota 55415

State Street Bank and Trust Company
P.O. Box 1591
Boston, Massachusetts 02104

Norwest Bank Minnesota, N.A.
Sixth & Marquette Avenue
Minneapolis, Minnesota 55402

Price Waterhouse LLP
3100 Multifoods Tower
33 South Sixth Street
Minneapolis, Minnesota 55402


SC 558

                  LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

                                  SERIES OF
                   THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

                                MAY 30, 1997

                         __________________________


                             TABLE OF CONTENTS
                                                                      PAGE

Investment Policies and Restrictions
Additional Information Concerning Certain Investment Techniques
Fund Management
Investment Advisory Services
Administrative Services
Distributor
Brokerage Transactions
Code of Ethics
Purchasing Shares
Sales Charges
Net Asset Value
Redeeming Shares
Tax Status
General Information
Calculation of Performance Data


This Statement of Additional Information should be read in conjunction with the prospectus dated May 30, 1997 of the Lutheran Brotherhood Mid Cap Growth Fund ("LB Mid Cap Growth Fund") series of The Lutheran Brotherhood Family of Funds (the "Trust"). This Statement is not a prospectus itself. To receive a copy of the prospectus, write to Lutheran Brotherhood Securities Corp., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) 328-4552.

                         ___________________________


              FOR MORE INFORMATION, CALL TOLL-FREE (800) 328-4552

                       INVESTMENT POLICIES AND RESTRICTIONS

As set forth in part under "Investment Limitations" in the Fund's
Prospectus, the Fund has adopted certain fundamental and nonfundamental investment policies.

The fundamental investment restrictions for the Fund are set forth below. These fundamental investment restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940. (Under the Investment Company Act of 1940, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, with respect to the Fund:

(1) The Fund may not borrow money, except that the Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund's total assets immediately after the time of such borrowing.

(2) The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.

(3) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or that invest or deal in real estate.

(4) The Fund may not engage in underwriting or agency distribution of securities issued by others; provided, however, that this restriction shall not be construed to prevent or limit in any manner the power of the Fund to purchase and resell restricted securities or securities for investment.

(5) The Fund may not lend any of its assets except portfolio securities. The purchase of corporate or U.S. or foreign governmental bonds, debentures, notes, certificates of indebtedness, repurchase agreements or other debt securities of an issuer permitted by the Fund's investment objective and policies will not be considered a loan for purposes of this limitation.

(6) The Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the Investment Company Act of 1940) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of its total assets invested in the securities of such issuer.

(7) The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any exemptive order or rule issued by the Securities and Exchange Commission.

(8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

(9) The Fund may not invest in a security if the transaction would result in 25% or more of the Fund's total assets being invested in any one industry.

The following nonfundamental investment restrictions may be changed without shareholder approval. Under these restrictions, with respect to the Fund:

(1) The Fund may not purchase securities on margin or sell securities short, except that the Fund may obtain short-term credits necessary for the clearance of securities transactions and make short sales against the box. The deposit or repayment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin.

(2) The Fund may not purchase or sell interests in oil, gas and other mineral exploration or development programs or leases, although it may invest in securities of companies that do.

(3) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of the value of its total assets would be invested in the securities of business enterprises (which does not include issuers of asset-backed securities) that, including predecessors, have a record of less than three years of continuous operations.

(4) The Fund may not purchase or retain the securities of any issuer if the officers and Trustees of the Fund or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

(5) The Fund may not invest in securities of other investment companies, except to the extent permitted under the Investment Company Act of 1940 or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

(6)  The Fund may not invest in warrants, if at the time of such investment
(a) more than 5% of the value of the Fund's total assets would be invested in warrants or (b) more than 2% of the value of the Fund's total assets would be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange (and for this purpose, warrants attached to securities will be deemed to have no value).


 (7) The Fund may not write put options but may write covered call options and purchase call and put options.


(8) The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(9) The Fund will not purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund's total assets are outstanding.


                       ADDITIONAL INFORMATION CONCERNING
                         CERTAIN INVESTMENT TECHNIQUES

Some of the investment instruments, techniques and methods which may be used by the Fund to aid in achieving its investment objective, and the risks attendant thereto, are described below. Other risk factors and investment methods may be described in the "Investment Objectives and Policies" and "Investment Risks" sections of the Fund's Prospectus.

SHORT SALES AGAINST THE BOX

The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box". A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

RESTRICTED SECURITIES

Subject to the limitations on illiquid securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. The Fund does not expect to hold more than 10% of its total assets in restricted securities.

HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high risk derivative) have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "hybrid instruments"). Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.


The risks of investing in hybrid instruments reflect a combination of the risks from investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and options on futures herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.
Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Fund would have to consider. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The Fund does not expect to hold more than 5% of its assets in hybrid instruments.


INVESTMENT RISKS OF HIGH YIELD SECURITIES

The Fund may invest a portion of its assets in high yield securities. Investment in high yield, high risk securities (sometimes referred to as "junk bonds") involves a greater degree of risk than investment in higher quality securities. Investment in high yield, high risk securities involves increased financial risk due to the higher risk of default by the issuers of bonds and other debt securities having quality rating of "Ba" or lower by Moody's or "BB" or lower by Standard & Poor's. The higher risk of default may be due to higher debt leverage ratios, a history of low profitability or losses, or other fundamental factors that weaken the ability of the issuer to service its debt obligations. In addition to the factors of issuer creditworthiness described above, high yield, high risk securities generally involve a number of additional market risks. These risks include:

Youth and Growth of High Yield, High Risk Market: The high yield, high risk bond market is relatively new. While many of the high yield issues currently outstanding have endured an economic recession, there can be no assurance that this will be true in the event of increased interest rates or widespread defaults brought about by a more severe and sustained economic downturn.

Sensitivity to Interest Rate and Economic Changes: The market value of high yield, high risk securities have been found to be less sensitive to interest rate changes on a short-term basis than higher-rated investments, but more sensitive to adverse economic developments or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may be more likely to experience financial stress which would impair their ability to service their principal and interest payment obligations or obtain additional financing. In the event the issuer of a bond defaults on payments, the Fund may incur additional expenses in seeking recovery. In periods of economic change and uncertainty, market values of high yield, high risk securities and the Fund's assets value may become more volatile. Furthermore, in the case of zero coupon or payment-in-kind high yield, high risk securities, market values tend to be more greatly affected by interest rate changes than securities which pay interest periodically and in cash. Changes in the market value of securities owned by the Fund will not affect cash income but will affect the net asset value of the Fund's shares.

Payment Expectations: High yield, high risk securities, like higher quality securities, may contain redemption or call provisions, which allow the issuer to redeem a security in the event interest rates drop. In this event, the Fund would have to replace the issue with a lower yielding security, resulting in a decreased yield for investors.

Liquidity and Valuation: High yield, high risk securities at times tend to be more thinly traded and are less likely to have an estimated retail secondary market than investment grade securities. This may adversely impact the Fund's ability to dispose of particular issues and to accurately value securities in the Fund's portfolios. Also, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease market values and liquidity, especially on thinly traded issues.

Taxation: High yield, high risk securities structured as zero coupon or payment-in-kind issues may require the Fund to report interest on such securities as income even though the Fund receives no cash interest on such securities until the maturity or payment date. The Fund may be required to sell other securities to generate cash to make any required dividend distribution.

                                FUND MANAGEMENT

The officers and Trustees of the Trust and their addresses, positions with the Trust, and principal occupations are set forth below. As of May 30, 1997, the officers and Trustees owned less than 1% in the aggregate of the Fund's outstanding shares.



                                POSITION WITH         PRINCIPAL OCCUPATION
NAME AND ADDRESS                  THE TRUST           DURING THE PAST 5 YEARS
----------------                -------------         -----------------------

Rolf F. Bjelland*               Chairman, Trustee     Executive Vice President and Chief Investment
625 Fourth Avenue South         and President         Officer, Lutheran Brotherhood; President
Minneapolis, MN                 and Director          Lutheran Brotherhood Research Corp.; Director
Age 58                                                and Vice President-Investments, Lutheran
                                                      Brotherhood Variable Insurance Products Company;
                                                      Director and Executive Vice President, Lutheran
                                                      Brotherhood Financial Corporation; Director,
                                                      Lutheran Brotherhood Securities Corp.; Director,
                                                      Lutheran Brotherhood Real Estate Products Company;
                                                      Director, Chairman and President of LB Series Fund,
                                                      Inc.

Charles W. Arnason              Trustee               Lawyer in private practice; formerly member of
101 Judd Street, Suite 1                              Head, Hempel, Seifert & Vander Weide;
P. O. Box 150                                         formerly Executive Director of Minnesota
Marine-On-St. Croix, MN                               Technology Corridor; formerly Senior Vice President,
Age 68                                                Secretary and General Counsel of Cowles Media
                                                      Company; Officer, Director or Trustee of various
                                                      community non-profit boards and organizations;
                                                      Director of LB  Series Fund, Inc.

Herbert F. Eggerding, Jr.       Trustee               Retired Executive Vice President and Chief
12587 Glencroft Dr.                                   Financial Officer, Petrolite Corporation;
St. Louis, MO                                         Director, Wheat Ridge Foundation; Director, Lutheran
Age 59                                                Charities Association of St. Louis, MO; Director of
                                                      LB Series Fund, Inc.



Connie M. Levi                  Trustee               Retired President of the Greater Minneapolis
12290 Avenida Consentido                              Chamber of Commerce; Director or member of
San Diego, CA                                         numerous governmental, public service and non-profit
Age 57                                                boards and organizations; Director of LB Series Fund,
                                                      Inc.

Bruce J. Nicholson*             Trustee               Executive Vice President and Chief Financial Officer,
625 Fourth Avenue South                               Lutheran Brotherhood; Director, Executive Vice
Minneapolis, MN                                       President and Chief Financial Officer, Lutheran
Age 49                                                Brotherhood Financial Corporation; Director, Lutheran
                                                      Brotherhood Research Corp.; Director, Lutheran
                                                      Brotherhood Securities Corp.; Director and Chief
                                                      Financial Officer, Lutheran Brotherhood Variable
                                                      Insurance Products Company; Director, Lutheran
                                                      Brotherhood Real Estate Products Company; Director, LB
                                                      Series Fund, Inc.

Ruth E. Randall                 Trustee               Retired Interim Dean, Division of Continuing Studies,
25 Stanley, #A2                                       University of Nebraska-Lincoln; formerly
West Hartford, CT                                     Associate Dean, Teachers College, and Professor,
Age 67                                                Department of Educational Administration, Teachers
                                                      College, University of Nebraska-Lincoln;
                                                      Commissioner of Education for the State of Minnesota;
                                                      Director or member of numerous governmental, public
                                                      service  and non-profit boards and organizations;
                                                      Director of LB Series Fund, Inc.

James R. Olson                  Vice President        Vice President, Lutheran Brotherhood; Vice President,
625 Fourth Avenue South                               Lutheran Brotherhood Variable Insurance Products
Minneapolis, MN                                       Company; Vice President, Lutheran Brotherhood Research
Age 54                                                Corp.; Vice President, Lutheran Brotherhood Securities
                                                      Corp.; Vice President, Lutheran Brotherhood Real
                                                      Estate Products Company; Vice President of LB Series
                                                      Fund, Inc.

Richard B. Ruckdashel            Vice President       Assistant Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                               Vice President of LB Series Fund, Inc.
Minneapolis, MN
Age 41

James M. Walline                Vice President        Vice President, Lutheran Brotherhood; Vice President,
625 Fourth Avenue South                               Lutheran Brotherhood Research Corp.; Vice President,
Minneapolis, MN                                       Lutheran Brotherhood Variable Insurance Products
Age 51                                                Company; Vice President of LB Series Fund, Inc.

Wade M. Voigt                   Treasurer             Assistant Vice President, Mutual Fund Accounting,
625 Fourth Avenue South                               Lutheran Brotherhood; Treasurer of LB Series Fund,
Minneapolis, MN                                       Inc.
Age 40

Otis F. Hilbert                 Secretary and         Vice President, Lutheran Brotherhood; Counsel,
625 Fourth Avenue South         Vice President        Vice President and Secretary, Lutheran Brotherhood
Minneapolis, MN                                       Securities Corp.; Counsel and Secretary of Lutheran
Age 59                                                Brotherhood Research Corp.; Vice President and
                                                      Secretary, Lutheran Brotherhood Real Estate Products
                                                      Company; Vice President and Assistant Secretary,
                                                      Lutheran Brotherhood Variable Insurance Products
                                                      Company; Secretary and Vice President of LB Series
                                                      Fund, Inc.

_____________________



(*) "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of his positions with affiliated entities referred to elsewhere herein.



COMPENSATION OF TRUSTEES AND OFFICERS


The Fund makes no payments to any of its officers for services performed for the Fund. Trustees of the Trust who are not interested persons of the Trust are paid an annual retainer fee by the Trust of $21,500 and an annual fee of $9,000 per year to attend meetings of Board of Trustees.


Trustees who are not interested persons of the Trust are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Fund. For the fiscal year ended October 31, 1996, the Trustees of the Trust received the following amounts of compensation either directly or in the form of payments made into a deferred compensation plan:


                                                   Total
                              Aggregate        Compensation
Name and Position            Compensation    Paid by Fund and
of Person                     From Trust       Fund Complex(1)
-----------------            ------------    -----------------

Rolf F. Bjelland(2)           $0                  $0
Chairman
and Trustee

Charles W. Arnason            $19,783             $29,000
Trustee

Herbert F. Eggerding, Jr.     $19,783             $29,000
Trustee

Connie M. Levi                $19,783             $29,000
Trustee

Bruce J. Nicholson(2)         $0                  $0
Trustee

Ruth E. Randall               $19,783             $29,000
Trustee


(1) The "Fund Complex" includes The Lutheran Brotherhood Family of Funds and LB Series Fund, Inc.

(2) "Interested person" of the Fund as defined in the Investment Company Act of 1940.


                        INVESTMENT ADVISORY SERVICES

The Fund's investment adviser, LB Research, was organized as a Pennsylvania corporation in 1969 and was reincorporated as a Minnesota corporation in 1987. It has been in the investment advisory business since 1970. LB Research is a wholly-owned subsidiary of Lutheran Brotherhood Financial Corporation which, in turn, is a wholly-owned subsidiary of Lutheran Brotherhood, a fraternal benefit society. The officers and directors of LB Research who are affiliated with the Trust are set forth under "Fund Management".

Investment decisions for the Fund are made by LB Research, subject to the overall direction of the Board of Trustees. LB Research provides investment research and supervision of the Fund's investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of the Fund's assets. LB Research assumes the expense of providing the personnel to perform its advisory functions. LB Research also serves as investment adviser to the other seven funds in The Lutheran Brotherhood Family of Funds. Lutheran Brotherhood, the indirect parent company of LB Research, also serves as the investment adviser for LB Series Fund, Inc. The Master Advisory Contract (the "Advisory Contract") for The Lutheran Brotherhood Family of Funds provides that Lutheran Brotherhood has reserved the right to grant the non-exclusive use of the name "Lutheran Brotherhood" or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from each Fund the use of the name "Lutheran Brotherhood". The name "Lutheran Brotherhood" will continue to be used by each Fund as long as such use is mutually agreeable to Lutheran Brotherhood and the Funds.

The Advisory Contract provides that it shall continue in effect with respect to each Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

LB Research receives an annual investment advisory fee from the Fund. LB Mid Cap Growth Fund pays LB Research an advisory fee equal to .70% of average daily net assets up to $100 million, .65% of average daily net assets over $100 million but not over $250 million, .60% of average daily net assets over $250 million but not over $500 million, .55% of average daily net assets over $500 million but not over $1 billion, and .50% of average daily net assets over $1 billion.

Effective May 30, 1997, LB Research has undertaken to limit the LB Mid Cap Growth Fund's total expenses to 1.95 % of its average net assets by means of a voluntary waiver of advisory fees. This waiver of fees is voluntary and may be discontinued any time after the Fund's first full fiscal year.


                             ADMINISTRATIVE SERVICES

Lutheran Brotherhood Securities Corp. ("LB Securities") provides administrative personnel and services necessary to operate the Fund on a daily basis . The services provided by LB Securities include the preparation, filing and distribution of material required by regulatory authorities, the preparation and filing of all tax returns, internal auditing services, internal legal services, and accounting services, including the preparation of financial statements. For these services, LB Securities receives a fixed fee from the Fund equal to 0.02 percent of the Fund's average daily net assets.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

LB Securities serves as transfer agent for the shares of the Fund. As transfer agent, LB Securities' responsibilities include maintaining shareholder accounts, processing account registration changes, handling purchase and redemption transaction, mailing prospectuses and reports, distribute dividends and capital gain distributions, and maintaining shareholder records and lists. For these services, LB Securities receives a fixed fee from the Fund for each shareholder account.

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, 3100 Multifoods Tower, 33 South Sixth Street, Minneapolis, Minnesota 55402, serves as the Trust's independent accountants, providing professional services including audits of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the annual income tax returns filed on behalf of the Fund.


                                 DISTRIBUTOR

The Fund's distributor, LB Securities, is a Pennsylvania corporation organized in 1969. LB Securities is a wholly-owned subsidiary of LB Research and is located in Minneapolis, Minnesota. The officers and directors of LB Securities who are affiliated with the Trust are set forth under "Fund Management". LB Securities makes a continuous offering of the Fund's shares on a best efforts basis.


                           BROKERAGE TRANSACTIONS

PORTFOLIO TRANSACTIONS

In connection with the management of the investment and reinvestment of the assets of the Fund, the Advisory Contract authorizes LB Research, acting by its own officers, directors or employees or by a duly authorized subcontractor, to select the brokers or dealers that will execute purchase and sale transactions for the Fund. In executing portfolio transactions and selecting brokers or dealers, if any, LB Research will use reasonable efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, LB Research will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, LB Research may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which LB Research or an affiliate of LB Research exercises investment discretion. These research services may include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. LB Research may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, LB Research determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

To the extent that the receipt of the above-described services may supplant services for which LB Research might otherwise have paid, it would, of course, tend to reduce the expenses of LB Research.

The investment decisions for the Fund are and will continue to be made independently from those of other investment companies and accounts managed by LB Research its affiliates. Such other investment companies and accounts may also invest in the same securities as the Fund. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which LB Research and its affiliates believe to be equitable to each investment company or account, including the Fund. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtainable or sold by the Fund.

PORTFOLIO TURNOVER RATE

The rate of portfolio turnover in the Fund will not be a limiting factor when LB Research deems changes in the Fund's portfolio appropriate in view of its investment objectives. As a result, while the Fund will not purchase or sell securities solely to achieve short term trading profits, the Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of equity portfolio activity will increase brokerage costs to the Fund.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.


                                CODE OF ETHICS

The Trust has adopted a code of ethics that imposes certain limitations and restrictions on personal securities transactions by persons having access to Fund investment information, including portfolio managers. Such access persons may not purchase any security being offered under an initial public offering, any security for which the Fund has a purchase or sale order pending, or any security currently under active consideration for purchase or sale by the Fund. Additionally, the portfolio manager of the Fund may not purchase or sell any security within seven days before or after any transaction in such security by any Fund that he or she manages. In order for the Trust to monitor the personal investment transactions, all access persons must obtain the approval of an officer of the Trust designated by the Trustees before they may purchase or sell any security and they must have all such transactions reported to such officer by the broker-dealer through which the transaction was accomplished.


                              PURCHASING SHARES

Initial purchases of Fund shares must be made by check and accompanied by an application. Subsequent purchases may be made by:

* check;

* Federal Reserve or bank wire;

* Invest-by-Phone;

* Systematic Investment Plan (SIP); and

* automatic payroll deduction.

Use of checks, Federal Reserve or bank wire and Invest-by-Phone is explained in the General Information section of the Fund's prospectus under "Buying Shares of the Fund".

SYSTEMATIC INVESTMENT PLAN

Under the Systematic Investment Plan program, funds may be withdrawn monthly from the shareholder's checking account and invested in the Fund. LB Securities representatives will provide shareholders with the necessary authorization forms.

AUTOMATIC PAYROLL DEDUCTION

Under the Automatic Payroll Deduction program, funds may be withdrawn monthly from the payroll account of any eligible shareholder of the Fund and invested in the Fund. To be eligible for this program, the shareholder's employer must permit and be qualified to conduct automatic payroll deductions. LB Securities representatives will provide shareholders with the necessary authorization forms.


                              SALES CHARGES

Initial purchases of Fund shares carry sales charges as explained in the section of the Fund's prospectus entitled, "Sales Charges", which also lists ways to reduce or avoid sales charges on subsequent purchases

In addition to the situations described in the prospectus, sales charges are waived when shares are purchased by:

* directors and regular full-time and regular part-time employees of Lutheran Brotherhood and its subsidiaries;

* registered representatives of LB Securities; and

* any trust, pension, profit-sharing or other benefit plan for such persons.

FULL-TIME EMPLOYEES

Regular full-time and regular part-time employees of Lutheran Brotherhood are persons who are defined as such by the Lutheran Brotherhood Human Resources Policy Manual.

RESTRICTION ON SALE OF SHARES PURCHASED

Sales to any of the persons or groups mentioned in this section are made only with the purchaser's written promise that the shares will not be resold, except through redemption or repurchase by or on behalf of the Fund.


                              NET ASSET VALUE

The net asset value per share is determined at the close of each day the New York Stock Exchange (the "Exchange") is open, except any day as provided by Rule 22c-1 under the Investment Company Act of 1940. Determination of net asset value may be suspended when the Exchange is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the Investment Company Act of 1940.

Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.

The market value of the Fund's portfolio securities is determined at the close of regular trading of the Exchange on each day the Exchange is open, except the day after Thanksgiving. The value of portfolio securities is determined in the following manner:

* Equity securities traded on the Exchange or any other national securities exchange are valued at the last sale price. If there has been no sale on that day, it is valued at prices within the range of the current bid and asked prices considered best to represent value in the circumstances.

* Equity securities not traded on a national securities exchange are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the NASDAQ National Market System will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

* Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. LB Research may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

* Bonds and other income securities not traded on a national securities exchange will be valued within the range of the current bid and asked prices considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

Short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Trustees.

Generally, trading in U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of shares of a Fund are determined as of such times. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair value as determined in good faith by the Trustees of the Fund.


                               REDEEMING SHARES

Shares may be redeemed with requests made:

* in writing;

* through Redeem-by-Phone; or

* through the Lutheran Brotherhood systematic withdrawal plan.

All methods of redemption are described in the Fund's prospectus under "Redeeming Shares".


                                 TAX STATUS

THE FUNDS' TAX STATUS

The Fund expects to pay no federal income tax because it intends to meet requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

* derive at least 90% of its gross income from dividends, interest and gains from the sale of securities;

* derive less than 30% of its gross income from the sale of securities held less than three months;

* invest in securities within certain statutory limits; and

* distribute at least 90% of its ordinary income to shareholders. It is the Fund's policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

To avoid payment of a 4% excise tax, the Fund is also required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains realized during the 12-month period ending October 31.

SHAREHOLDERS' TAX STATUS

Shareholders of the Fund will be subject to federal income tax on dividends and distributions received as cash or additional shares. To the extent the Fund earns interest from U.S. government obligations, a number of states may allow pass-through treatment and permit a shareholder to exclude a portion of their dividends from state income tax.

The Fund will mail annually to each shareholder advice as to the tax status of each year's dividends and distributions.

CAPITAL GAINS

Distributions by the Fund representing net long-term capital gains realized by the Fund will be taxable to shareholders as long-term capital gains no matter how long the shareholder may have held the shares. While the Fund does not intend to engage in short-term trading, it may dispose of securities held for only a short time if LB Research believes it to be advisable. Such changes may result in the realization of capital gains. The Fund distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.


                             GENERAL INFORMATION

The Lutheran Brotherhood Family of Funds, a business trust organized under the laws of the State of Delaware, was established pursuant to a Master Trust Agreement dated July 15, 1993. The Trust is authorized to issue shares of beneficial interest, par value $.001 per share, divisible into an indefinite number of different series and classes and operates as a "series company" as provided by Rule 18f-2 under the 1940 Act. The interests of investors in the various series of the Trust will be separate and distinct. All consideration received for the sales of shares of a particular series of the Trust, all assets in which such consideration is invested, and all income earnings and profits derived from such investments, will be allocated to that series.

Except for the LB Mid Cap Growth Fund and the LB World Growth Fund, each Fund is the successor to a fund of the same name that previously operated as a separate corporation or trust. At a Special Meeting of Shareholders of each such fund held on October 28, 1993, the shareholders of each fund approved a reorganization of the respective funds as separate series of the Trust, which reorganization became effective on November 1, 1993. The LB Mid Cap Growth Fund and the LB World Growth Fund commenced operations as series of The Lutheran Brotherhood Family of Funds on May 30, 1997 and September 5, 1995, respectively.


                        CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

Average annual total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

                    P(1+T)n = ERV [In the above formula "n" is an exponent.]
Where:              P       = a hypothetical initial payment of $1,000
                    T       = average annual total return
                    n       = number of years
                    ERV     = ending redeemable value at the end of the
                              designated period assuming a hypothetical
                              $1,000 payment made at the beginning of the designated period

The calculation is based on the further assumptions that the maximum initial sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.

ACCRUED EXPENSES

Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The average annual total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees.


Accrued expenses do not include the portion of operating expenses that are waived. If that portion of such expenses were included, the Fund's average annual total return would be lower.


NONSTANDARDIZED TOTAL RETURN

The Fund may provide the above described average annual total return results for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.


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